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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant

[X]

Filed by a Party other than the Registrant

[   ]

Check the appropriate box:

[X]

Preliminary Proxy Statement

[   ]

Confidential for use of the Commission Only

(as permitted by  Rule  14a-6(e)(2))

[   ]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to 240.14a -12

POWERCOLD CORPORATION

(Name of Registrant as Specified in its Charter)

NONE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.
(4) Proposed maximum aggregate value of transaction: n/a
(5) Total fee paid: -0-

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date filed:

SEC 1913  (04-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

POWERCOLD CORPORATION

PO Box 1239

115 Canfield Road

La Vernia, TEXAS 78121

PHONE:  830 779-5223

FAX:   830 253-8181

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 11, 2006

To The Stockholders of PowerCold Corporation:

The Annual Meeting of Stockholders of PowerCold Corporation, a Nevada Corporation, will be held at the Crowne Plaza Riverwalk, 111 East Pecan Street, San Antonio, Texas on Thursday, May 11, 2006 at 11:00 A.M. Central Time for the following purposes:

1.

To elect four directors to the Board.

2.

To ratify the selection of the independent registered accountants of the Corporation.

3.

To amend the Bylaws determining quorum requirements.

4.

To ratify and approve the 2006 Employee Stock Incentive Plan.

5.

To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on March 15, 2006 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

POWERCOLD CORPORATION

Grayling Hofer,

Corporate Secretary

March 31, 2006 Approximate Date of mailing to Stockholders

IMPORTANT: Whether or not you plan to attend the meeting, please execute and return the enclosed proxy.  A return envelope is enclosed for your convenience.  Prompt return of the proxy will assure a quorum and save the Corporation unnecessary expense. At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Corporation entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Corporation at 115 Canfield Road, La Vernia, TX  78121 and shall be produced and kept open at the time and place of the meeting.  During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

POWERCOLD CORPORATION

PO Box 1239

115 Canfield Road

La Vernia, TEXAS 78121

830 779-5223

PROXY STATEMENT

RELATING TO

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON May 11, 2006

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of PowerCold Corporation a Nevada corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, May 11, 2006 and any adjournment or adjournments thereof  (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting.  This Proxy Statement is first being mailed to shareholders on or about March 31, 2006. The Form 10-K Report of the Corporation for the year ending December 31, 2005 will be mailed to stockholders with the Proxy Statement.  The Form 10-K Report does not form any part of the material for solicitation of proxies

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action on the election of four directors to the Corporation’s Board of Directors to serve for the designated terms.  See “Election of Directors.”

Ratification of Independent Registered Accountants

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action to ratify the appointment of independent registered accountants.

Amendment of the Bylaws determining quorum requirements

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action to amend the Company’s Bylaws as to determination of a quorum at Annual or Special Meeting of Shareholders.

Ratification and approval of the 2006 PowerCold Employee Stock Incentive Plan

To consider and vote upon a proposal recommended by the Board of Directors to ratify and approve the 2006 Employee Stock Incentive Plan and allocate 1,275,135 shares of common stock to such Plan. A copy of our 2006 Employee Stock Incentive Plan is attached to this Proxy Statement as Appendix A.

Other Business

To transact other matters as may properly come before the annual meeting or any adjournment or adjournments thereof.

VOTING AT ANNUAL MEETING

GENERAL

The close of business on the Record Date of March 15, 2006 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 25,787,696 shares of Common Stock entitled to vote.  A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.  The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

PROXIES

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will be voted: (1) FOR the election of the individuals to the Corporation’s Board of Directors, (2) FOR the ratification of the selection of independent registered auditors; (3) FOR the amendment of the Company’s Bylaws as to determination of a quorum of shareholders; (4) FOR the Ratification and approval of the 2006 Employee Stock Incentive Plan; (5) At the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting.

A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person.  A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

Each of these matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval.  Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.  Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The Corporation will bear all the cost and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

1.   ELECTION OF DIRECTORS

It is intended that the proxies solicited hereby will be voted for the election of the nominees for directors listed below, unless authority to do so has been withheld.  The Board of Directors knows of no reason why its nominees will be unable to accept election.  However, if the nominees become unable to accept election, the Board will either reduce the number of directors to be elected or select substitute nominees.  If substitute nominees are selected, proxies will be voted in favor of such nominees.

The nominees for Directors, whose terms, if elected, will expire at the annual meeting in the year indicated and certain additional information with respect to the nominees are as follows:

Francis L. Simola: To serve until the annual meeting in 2009.  Mr. Simola, 67, has been Chairman, President and CEO of PowerCold since the Company's inception in January 1993.

Shares Beneficially Owned*

3,219,096

Percent of Class:

12.5

A Director Since:

1993

* Shares beneficially owned do not include options to acquire 1,548,524 shares of Common Stock granted between 01/23/2003 and 12/15/2005.

Dean C. Calton:  To serve until the annual meeting in 2007.  Mr. Calton, 52, is Vice President Development and Chief Technology Officer.  Mr. Calton has been President of PowerCold Products, Inc. since June 1998. Mr. Calton has over 24 years experience in the refrigeration and air condition industry.

Shares Beneficially Owned*

40,500

Percent of Class:

0.16

Nominated to Serve Effective:

Shares beneficially owned do not include options to acquire 500,000 shares of Common Stock granted between 07/01/2001 and 12/29/2005

Grayling Hofer:  To serve until the annual meeting in 2007.  Mr. Hofer, 46, has been Vice President Corporate Controller and Chief Accounting Officer since July 2003. Mr. Hofer has 24 years of combined experience in manufacturing, distribution and banking.

Shares Beneficially Owned*

7,000

Percent of Class:

0.03

Nominated to Serve Effective:

Shares beneficially owned do not include options to acquire 355,000 shares of Common Stock granted between 03/01/2003 and 12/29/2005

Glen Thiessen:  To serve until the annual meeting in 2007. Mr. Thiessen was appointed Vice President Sales and Marketing January 1, 2006.  Mr. Thiessen has 30 years experience in the HVAC industry.

Shares Beneficially Owned*

200,000

Percent of Class:

0.78

Nominated to Serve Effective:

Shares beneficially owned do not include options to acquire 375,000 shares of Common Stock granted between 01/01/2004 and 05/01/2005.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY

2.  RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Williams & Webster, P.S., independent public accountants, have again been selected by the Board of Directors as the independent registered accountants for the Corporation for the fiscal year ending December 31, 2006, subject to approval by the shareholders. Williams & Webster, P.S., has served as an independent auditor for the Corporation since the fiscal year ended December 31, 2000. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditor and tax service provider. Williams & Webster, P.S., will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response. Williams & Webster, P.S. will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response.

Stockholder ratification of the selection of Williams & Webster, P.S. as the Company’s independent registered public accountants is not required by the Bylaws or otherwise. However, Management is submitting the selection of Williams & Webster, P.S. to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection if ratified, Management in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of Williams & Webster, P.S..

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 2

3.

TO AMEND THE COMPANY'S BYLAWS DETERMINING QUORUM REQUIREMENTS.

The Bylaws presently provide for the determining a quorum of shareholders, based on a majority of shares outstanding. Under the laws of the State of Nevada (NRS 78.320), a quorum is a majority of the voting power, including the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters.  Unfortunately, the Company has had difficulty in having a quorum for the last two annual meetings due to broker non-votes and nominees.  Nevada law is silent on the issue of broker non-votes, abstentions, and nominees as they may affect determination of a quorum.

A broker non-vote generally occurs when a registered broker, who holds securities in street name, has not received voting instructions from a customer having beneficial ownership in the securities. A broker who is registered under the Exchange Act and registered with an exchange or stock market is subject to rules of conduct in dealing with its customers.  In particular, when a broker receives proxy materials, including a notice of annual meeting, the broker must under these rules timely forward the proxy materials to the beneficial owner of the stock. The broker must also inform the beneficial owner of the limited time period and necessity for completing the proxy card and forwarding it to the company prior to expiration of that time period in order for the shares to be represented at the meeting. This rule simply prohibits discretionary voting by the broker without explicit instructions from the beneficial owner.

In this instance, a question immediately arises as to whether, and to what extent, a broker may vote the shares in conjunction with a meeting. If a resolution is presented to the annual meeting is a “routine item” then broker non-votes, nominees, and abstentions are counted towards determining a quorum.  A “routine item” includes director voting and ratification of auditors for the Company. Unfortunately, if a “non routine item” is presented to shareholders, then broker non-votes, nominees, and abstentions are not counted towards determining a quorum. A “non-routine item” includes resolutions approving or affecting equity compensation plans, changes to the Company’s Articles of Incorporation and Bylaws, as well as all other matters that are not “routine” and shareholder initiatives.

The immediate challenge to management in organizing and holding the meeting is having assurance, in advance, of the presence of a quorum of the shares outstanding for it. Without the presence of a quorum in person or by proxy, Nevada state law prohibits the meeting going forward. For the Annual Meeting of Shareholders one year prior to the most recent meeting, this had resulted in continuation of the Annual Meeting of Shareholders until a quorum was achieved, entailing unwarranted proxy solicitations and expenses, as well as then possibility that no Annual Meeting of Shareholders would be held.

The proposed change to the bylaws, would clarify that in all matters presented to shareholders then broker non-votes, nominees, and abstentions are counted towards determining a quorum.

Article II Section 2.6 of the proposed amendments to the Bylaws provides that abstentions, nominees, and broker-non-votes would count for purposes of determining a quorum.

Amendment of Article II Section 2.6 of the current By–law provision requires the approval of more than 50% of the outstanding shares of the Company.

Text of proposed Amendment to Bylaws.

It is proposed that Article II, section 2.6 be amended as follows:

ARTICLE  II

SHAREHOLDERS

2.6

Quorum and Adjourned Meetings. A majority of the voting power of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If less than a majority of the voting power entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. For purposes of determining “a majority of the voting power of the corporation entitled to vote”, abstentions and shares held by brokers or nominees for the accounts of others, as to which voting instructions have not been given will be treated as a majority of the voting power of the corporation entitled to vote, and such shares shall be counted as present for determining a quorum.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL

4.  RATIFICATION AND APPROVAL OF THE 2006 EMPLOYEE STOCK INCENTIVE PLAN.

The following is merely a summary of the more important provisions of the 2006 Employee Stock Incentive Plan. The reader is urged to review Appendix A for the actual terms and conditions of the Plan.

Effective January 20, 2006, the board of directors adopted, subject to shareholder approval, the 2006 Employee Stock Incentive Plan.  The aggregate number of shares of common stock that could be awarded under the plan is 1,275,135, of which none have been granted. The plan permits the Board to grant qualified options with an exercise price of not less than the fair market value on the date of grant, and non-qualified options at an exercise price of not less than eighty-five percent (85%) of the fair market value of the underlying shares of common stock on the date of the grant. The plan permits the Board to grant options with a term of up to ten years for certain qualified options and not more than five years for options granted to a person holding 10% or more of our stock. However, no options will be issued with a term longer than five years.

Description of the 2006 Employee Stock Incentive Plan

The discussion herein is based upon United States law and does not reflect the laws of any state, territory or foreign jurisdiction. Individuals are cautioned to seek the advice of their financial adviser or counselor.

General.  The 2006  Employee Stock Incentive Plan is a non qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

Purpose.  The purpose of the 2006 Employee Stock Incentive Plan is to provide an incentive to eligible employees, management, directors, consultants and advisors of the Company whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company; and to enable the Company to enlist and retain the best available talent for the conduct of its business.  It is intended that this purpose will be effected through the granting of Stock Options, although the 2006 Employee Stock Incentive Plan does provide for the issuance of Stock Appreciation Rights or Common Stock.

Eligibility. Under the 2006 Employee Stock Incentive Plan eligible individuals affiliated with the Company include: any employees, officers, Directors, and advisors.

Administration.  The 2006 Employee Stock Incentive Plan will be administered by the Compensation Committee, or if no Compensation Committee has been appointed then the Board of Directors will administer the 2006 Employee Stock Incentive Plan. The Compensation Committee will have the authority to select, from among eligible persons, the individuals to whom awards will be granted, the number of shares of stock subject to each award, the dates on which the awards will be granted, the pricing and vesting of any awards, to make any combination of awards to any participant and to determine the specific terms of each award. The interpretation and construction of any provision of the 2006 Employee Stock Incentive Plan by the administrators shall be final and conclusive.

Reserved Shares.  The total number of shares of Common Stock, $0.001 par value ("Common Stock"), reserved and available for distribution under the 2006 Employee Stock Incentive Plan will be 1,275,135 shares of common stock of which none have been granted under the 2006 Employee Stock Incentive Plan. The remaining 1,275,135 shares will be reserved for issuance under the terms and conditions of the 2006 Employee Stock Incentive Plan.

Vesting and Forfeitability.  Under the 2006 Employee Stock Incentive Plan, the vesting of any award is determined by the Compensation Committee.

Pricing.  Under the 2006 Employee Stock Incentive Plan, exercise of a particular option shall be such price, will be fixed by the Committee, subject to the Plan limitations of not less than 85% of  (whichever is appropriate) (i) the average closing bid price for the Common Stock on either the Over-the-Counter Bulletin Board (“OTCBB”) or the “Pink Sheets” (wherever the Company is then trading) for the twenty (20) days prior to five business days prior to the grant of the stock options; (ii) the highest price at which Common Stock has been  sold within 90 days of grant or, (iii) if no Common Stock has been sold within 90 days of grant, then the last offering price in any sale of Common Stock (if the Company’s stock is not then traded).

Stock Options.  The 2006 Employee Stock Incentive Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Nonstatutory Stock Options" or "NSOs").  The term of each option will be fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs.  The Committee will determine the time or times each option may be exercised.  Options may be made exercisable in installments, exercisability may be suspended during certain leaves of absence or reductions in work hours and the exercisability of options may be accelerated by the Committee.  The option exercise price for each share covered by an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such option.  The option exercise price for each share covered by an NSO will be determined by the administrators.

The consideration to be paid for shares issued upon exercise of options granted under the 2006 Employee Stock Incentive Plan, including the method of payment, shall be determined by the administrators and may consist entirely of (i) cash or check,  (ii) other shares of Common Stock, (iii) the delivery of a properly executed notice together with such other documentation as the administrators and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (iv) any combination of the foregoing methods, or (v) such other consideration and methods as are permitted by applicable laws.

All options granted under the 2006 Employee Stock Incentive Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted.  Options granted to persons subject to Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

Nontransferability.  Options granted pursuant to the 2006 Employee Stock Incentive Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, and may be exercised, during the lifetime of the participant, only by the participant.

Stock Appreciation Rights ("SAR's"). A Stock Appreciation Right (SAR) is a contractual right to receive, either in cash or employer stock, the appreciation in the value of the employer's stock over a certain period of time. SAR’s involve actual stock ownership by the Employee, unless stock is issued in payment of the SAR. If cash is issued in payment for the SAR, there will be no dilution of Company stock ownership. In addition, the Employee does not receive dividend rights, nor does the Employee have voting rights.  A SAR gives an eligible employee the right to obtain the future appreciation in stock without any investment risk. In addition, a SAR used in conjunction with a stock option enables eligible individuals to exercise options without a cash outlay. Eligible employees generally do not make any out-of-pocket payments to acquire their rights with respect to a SAR. The Company will be required to make a cash outlay in the amount of the SAR payments, if such amounts are to be paid in cash. Normally, eligible individuals determine when to exercise the SAR and the Company cannot control the timing of the required cash outlay. For financial accounting purposes, the Company is required to accrue a charge against earnings for the amount of its liabilities under outstanding SAR’s. The amount generally is accrued quarterly in the amount of the quarterly increase in value of the Company's stock (for SAR’s).

Common Stock.  The Plan also permits an outright grant of stock, usually at nominal or no cost. The difference is that a restricted stock plan usually has vesting restrictions, which affords some tax deferral as well as encouraging employee retention. Typically an award of restricted stock will not vest until the employee has completed a specified period of service with the employer. During the restricted period, however, participants are considered the owners of the stock and will, therefore, be entitled to receive the dividends and to vote the shares during the restricted period.

Since no stock or cash is needed by an employee to acquire restricted stock, there is significant value inherent in the award at the time of the grant. Employee taxability is deferred until full vesting occurs. During the restricted period, however, participants are considered the owners of the stock and will, therefore, be entitled to receive the dividends and to vote the shares during the restricted period.

Amendment and Termination.  The Board may amend, alter, suspend or discontinue the 2006 Employee Stock Incentive Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any Stock Option then outstanding in the 2006 Employee Stock Incentive Plan, without the written consent of the participant.  To the extent necessary and desirable to comply with Section 422 of the Internal Revenue Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the 2006 Employee Stock Incentive Plan in such a manner and to such a degree as required.  Subject to applicable laws and the specific terms of the 2006 Employee Stock Incentive Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option at any time.  The administrators may also substitute new options, rights or awards for previously granted options, including previously granted options having higher option prices and may reduce the exercise price of any option.

Certain Federal Income Tax Considerations

The following is a brief summary of the federal income tax consequences of transactions under the 2006 Employee Stock Incentive Plan based on federal securities and income tax laws in effect on July 1, 2005.  This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Nonstatutory Stock Options.  Except as noted below, with respect to Nonstatutory Stock Options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss.  In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock Option will constitute wages for which withholding will be required.  However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder.  See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

Incentive Stock Options. The grant of an incentive stock option would not result in income for the optionee or a deduction for the Company. The exercise of an incentive stock option would not result in income for the optionee if the optionee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant and through and until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax. Generally, to qualify as an ISO, an option must be granted at an exercise price equal to the fair market value of the optioned stock on the date the option is granted (without regard to any restrictions on the stock that will expire at some future time). An employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the company (or of any parent or subsidiary of the company) cannot be granted an ISO at an exercise price less than 110% of the fair market value of the stock subject to the ISO on the date the option is granted.  The term of an incentive stock option cannot exceed 10 years, and the term of an incentive stock option granted to a holder of more than 10% of our voting power cannot exceed five years.

Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers.  Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain or loss beginning on the Deferral Date.  However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date.  Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

Capital Gains.  Generally, under law in effect as of July 1, 2005, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 15%.  Capital losses are allowed in full against capital gains plus up to $3,000 of other income.

Payment for Option Exercise Price. Payment of the option exercise price may be in cash or, to the extent permitted by the Committee, by delivery of previously owned Company stock having a fair market value equal to the option price or a combination of cash and stock.  The Committee may also permit certain "cashless" option exercises by allowing optionees to surrender portions of their options in payment for the stock to be received.

Stock Appreciation Rights ("SAR's").  The payment made to an eligible individual from an SAR, whether paid in cash, stock or some other form of consideration, is taxable to the eligible individual as ordinary income at the time received. There is no preferential tax treatment, nor is there any deferral of the tax beyond the time of payment.

Tax Deduction-Company. The Company receives a tax deduction for the amount of the SAR at the time the payment amount is required to be included in the eligible individual's income and taxed to the eligible individual. The amount of the tax deduction is equal to the amount of the payment.

Withholding. The Company is required to withhold for federal income tax purposes and FICA, FUTA and Medicare purposes on SARs granted to eligible individuals. If the amount of the SAR is paid by the Company in cash, the required amount to be withheld generally would be taken from the cash payment. Depending upon when in the tax year the SAR amount is paid, FICA and FUTA may or may not be required to be withheld. If the payment or exercise occurs later in the year, the eligible individual may be over the required wage base amount for FICA and FUTA taxes. However, the Medicare withholding tax is not subject to a wage base limit and will apply, regardless of the timing of the payment or exercise.

Corporate Charges Against Earnings. For financial accounting purposes, the Company is required to accrue a charge against earnings for the amount of its liabilities under outstanding SARs. The amount generally is accrued quarterly in the amount of the quarterly increase in value of the Company's stock for SARs.

CommonStock. The Common Stock of the Company is considered as restricted, meaning there is no ability to freely resell the Company’s stock due to State and Federal Securities laws, unless registered. The tax disadvantages of a stock award program to the Company also include (i) taxation for the eligible individual; (ii) payroll tax withholding requirements; and, (iii) need for accurate valuation of the shares being awarded. Since no stock or cash is needed by an eligible individual to acquire restricted stock, there is significant value inherent in the award at the time of the grant. Eligible individual taxability is deferred until full vesting occurs. In addition, the tax deduction afforded to the Company will equal the price or value of the stock at the time the restrictions lapse. There is a charge to the Company’s earnings for accounting purposes generally based on the price of the stock at the time of grant, and, if the restrictions are service based, no additional charge to earnings is required if the stock appreciates in value. As a result, if the stock price increases, the tax deduction accruing to the Company at the time the restrictions lapse may actually exceed the accounting charge. Furthermore, the initial accounting charge is typically spread over the entire restricted period.

Proposed Option Grants

There are no proposed option grants at the present time.

Prior Plans

On September 10, 2001 we adopted the 2002 Employee Stock Option Plan which was approved by the stockholders at the Annual Meeting held on November 15, 2001. The 2002 Employee Stock Option Plan granted options to acquire 465,000 shares of the 758,370 shares that may be issued for employees of the Company.  There are 293,370 options or shares unallocated under the 2002 Plan.

On January 30, 2004 we adopted the 2004 Employee Stock Incentive Plan which was not approved by the stockholders at the Annual meeting held on November 4, 2004, due to insufficient number of shares voting on the resolution.

On March 1, 2005 we adopted the 2005 Employee Stock Incentive Plan which was not approved by the stockholders at the Annual meeting held on November 17, 2005, due to insufficient number of shares voting on the resolution.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 4

5.  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 15, 2006, the amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by each person who, to the best knowledge of the Corporation, is the beneficial owner (as defined below) of more than five  (5%) of the outstanding common stock.

NAME AND ADDRESS OF

NUMBER OF SHARES

PERCENTAGE OWNERSHIP

BENEFICIAL  OWNER (1)

OF  COMMON STOCK

OF COMMON STOCK

BENEFICIALLY OWNED

OUTSTANDING

-------------------------------------------

------------------------------------

----------------------------------------

Joseph C. Cahill (2)

82,779

0.32%

     45 Overlea Lane

     Aberdeen, NJ  07747

Dean C. Calton (3)

40,500

0.16%

    5849 CR 307

    La Vernia, TX  78121

Grayling Hofer (4)

7,000

0.03%

    2406 Crow Valley

    San Antonio, TX  78232

Henry N. Sanborn

2,372,081

9.20%

    505 Charles Street Avenue

    Towson, MD 21204

Francis L. Simola and (5)(6)

3,219,096

12.5%

Veronica M.  Simola

     9408 Meadowbrook Ave.

     Philadelphia, PA.  19118

Glen Thiessen (7)

200,000

0.78%

    505 Charles Street Avenue

    Towson, MD 21204

Robert W. Yoho (8)

300,000

1.16%

     13799 Park Blvd. North

     Seminole, FL  33776

________________________

(1)

Under Rule  13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if  such person directly or indirectly, through any contract,  arrangement,  understanding, relationship  or otherwise, has or  shares (a) voting power, which includes the power to vote or to  direct the voting  of those shares and/or (b)  investment power, which included the  power  to  dispose, or to  direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Corporation. The persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)

The beneficial owner listed above has been granted stock options given the right to acquire 675,000 shares of PowerCold Corporation Common Stock, which are exercisable and none which are not exercisable.

(3)

The beneficial owner listed above has been granted stock options given the right to acquire 500,000 shares of PowerCold Corporation Common Stock, which are exercisable and none which are not exercisable.

(4)

The beneficial owner listed above has been granted stock options given the right to acquire 355,000 shares of PowerCold Corporation Common Stock, which are exercisable and none which are not exercisable.

(5)

The beneficial owner listed above has been granted stock options given the right to acquire 1,548,524 shares of PowerCold Corporation Common Stock, which are exercisable and none which are not exercisable.

(6)

Includes shares owned by Simco Group, Inc., a Nevada Corporation, wholly owned (100%) by Francis L. Simola and Veronica M. Simola and includes shares owned by minor children.  Includes 1,500,000 shares of rule 144 restricted common stock transferred on January 10, 2006, to Chestnut Capital Partners LLC., which is 99% owned by an irrevocable family trust titled Francis L. Simola Irrevocable Living Trust.

(7)

The beneficial owner listed above has been granted stock options given the right to acquire 275,000 shares of PowerCold Corporation Common Stock, which are exercisable and 100,000 which are not exercisable.

(8)

The beneficial owner listed above has been granted stock options given the right to acquire 450,000 shares of PowerCold Corporation Common Stock, which are exercisable and none which are not exercisable.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of  March 15, 2006, amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by Management, including officers and directors of the Corporation.

Title Of Class	Name Of Beneficial Owner	Amount & Nature Of Beneficial Ownership	Percent of Class
Common	Francis L. Simola (Officer & Director)	3,219,096 Direct	12.48%
Common	Joseph C. Cahill (Director)	82,779 Direct	0.32%
Common	Robert W. Yoho (Director)	300,000 Direct	1.16%
Common	Grayling Hofer (Officer)	7,000 Direct	0.03%
Common	Dean C. Calton (Officer)	40,500 Direct	0.16%
Common	Glen Thiessen (Officer)	200,000 Direct	0.78%

REMUNERATION OF EXECUTIVE OFFICERS

(a)

Named Executive Officers

The Corporation's named executive officers are:  Francis L. Simola, President and Chief Executive Officer; Grayling Hofer, Secretary & Treasurer and Vice President Chief Accounting Officer; Dean Calton Vice President Development and Chief Technology Officer; Glen Thiessen Vice President Sales and Marketing.  Robert W. Yoho is a Corporate Director and Joseph C. Cahill is a Corporate Director.

(b)

Summary Compensation Table

No executive officer of the Corporation received any compensation greater than $87,000 for 2005 other than Mr. Robert Yoho who received $84,000 in salary and a $25,000 bonus for a total cash compensation of $109,000. No officer of the Corporation was paid by any other source other than PowerCold for time that was actually spent in furtherance of PowerCold’s affairs.

Simco Group/ Simola received 100,000 shares of common restricted stock for services rendered the Corporation for the year 2005. Simco Group/Simola was granted 500,000 options of Common Stock on 12/15/2005, for short term funding rendered the company with an exercise price of $0.70 per share.

The Corporation has received funding on several occasions from Simco Group, Inc, (“Simco”), a separate legal entity wholly-owned by the Corporation's chairman and chief executive officer.  On May 12, 2005 and September 1, 2005 the Corporation received $878,060 and $750,000, respectively as short-term loans from the Simco Group. During the year ended December 31, 2004 the Corporation received $100,000 as a short-term loan from Simco Group in addition to the $161,108 short-term loan from Simco Group in the year ended December 31, 2003 and the $196,760 short-term loan from Simco Group during the year ending December 31, 2002.  $345,080 was repaid in 2004 and $290,700 was repaid in 2005. A portion of the outstanding loan was converted to Common Stock.  The company issued 616,000 shares of Common Stock at a price of $0.65 per share, a 7% discount on the prior ten (10) day average of the closing price on December 29, 2005.  The total loan amount due to Simco Group and Francis L. Simola as of December 31, 2005 was $1,008,596.52.

Joseph C. Cahill received $86,769.25 as compensation for salary and consulting services for the year 2005.  Mr. Cahill was granted 200,000 options of Common Stock on December 29, 2005 for services rendered to the company with an exercise price of $0.70 per share.  Mr. Cahill was granted 50,000 options of Common Stock on 1/1/2004 for services rendered to the company with an exercise price of $1.00 per share; Mr. Cahill was granted 100,000 options of Common Stock on 1/30/2004 for services rendered to the company with an exercise price of $1.50 per share; Mr. Cahill was granted 150,000 options of

Common Stock on 7/30/2004 for services rendered to the company with an exercise price of $1.65 per share; Mr. Cahill was granted 25,000 options of Common Stock on 12/30/2004 for services rendered to the company with an exercise price of $1.50 per share.

Mr. Grayling Hofer received $72,963.51 as compensation for salary for the year 2005.  Mr. Hofer was granted 100,000 options of Common Stock on 12/29/2005 at an exercise price of $0.70 per share for services rendered to the Company.  Mr. Hofer was granted 10,000 options of Common Stock on 3/01/2004 at an exercise price of $1.00 per share for services rendered to the Company; 25,000 options of Common Stock on 6/30/2004 at an exercise price of $1.50 per share for services rendered to the Company and 10,000 options of Common Stock on 12/31/2004 at an exercise price of $1.00 per share for services rendered to the Company and 100,000 options of Common Stock on 12/31/2004 at an exercise price of $1.50 per share for services rendered to the Corporation.

Robert W. Yoho received $109,000 of which $84,000 was compensation for consulting services and $25,000 as a bonus for year ended 2005.  Mr. Yoho was granted 50,000 options of Common Stock on 1/01/2004 at an exercise price of $0.50 per share; 50,000 options of Common Stock on 7/01/2004 at an exercise price of $1.50 per share for services rendered the Company; 100,000 options of Common Stock on 1/30/2004 at an exercise price of $1.50 per share for services rendered to the Company; 100,000 options of Common Stock on 12/31/04 at an exercise price of $1.50 per share for services rendered to the Corporation.

The information specified concerning the compensation of the named executive officers for each of the Registrant's last three completed fiscal years provided in the following Summary Compensation Table.

Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------------

Long-Term Compensation

-----------------------------------------------------

Annual Compensation

Awards

Payouts

---------------------------------------------------------------------

-----------------------

------------------------

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

Name

Other

Restricted

Securities

and

Annual

Stock

Underlying

LTIP

All Other

Principal

Year

Salary

Bonus

Comp.

Awards

Options

Payouts

Comp.

Position

($)

($)

($)

($)(1)(2)

 (#)(3)

($)

($)

------------------------------------------------------------------------------------------------------------------------------------

Francis Simola

2005

0

0

0

100,000

500,000

0

0

  President

2004

0

0

0

140,000

845,799

0

0

  CEO

2003

0

0

0

120,000

202,275

0

0

Joseph C. Cahill

2005

86,769

0

0

0

200,000

0

0

 Secretary, CFO

2004

74,769

0

0

0

400,000

0

0

 VP Admin & Fin

2003

38,769

0

0

0

75,000

0

0

Grayling Hofer

2005

72,964

0

0

0

100,000

0

0

   Treasurer

2004

71,502

0

0

0

170,000

0

0

   CAO

2003

67,129

0

0

5,000

85,000

0

0

Robert Yoho

2005

84,000

25,000

0

0

0

0

0

   Director

2004

84,000

25,000

0

0

300,000

0

0

2003

72,000

0

0

0

50,000

0

0

Dean Calton

2005

75,881

0

0

0

100,000

0

0

   President PCP

2004

73,112

0

0

0

100,000

0

0

2003

67,819

0

0

0

50,000

0

0

______________

(1)  Restricted Stock Awarded for consulting and funding services.

(2)  Restricted Stock Awards includes shares for acquisition.

(3)  Securities Underlying Options do not include options granted in 2006.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2005 is provided in the following Option Grants in the Last Fiscal Year Table:

OPTION GRANTS IN LAST FISCAL YEAR Individual Grants (1)
(a)	(b)	(c)	(d)	(e)
	Number of Securities	% of total Options	Exercise or
	Underlying Options	granted to employees	base price	Expiration
Name	Granted (2)	in fiscal year	$/share	Date
Francis L. Simola	500,000	46.5%	$0.70	12/15/2010
Joseph C. Cahill	200,000	18.6%	$0.70	12/29/2010
Grayling Hofer	100,000	9.3%	$0.70	12/29/2010
Dean Calton	100,000	9.3%	$0.70	12/29/2010
Total	900,000	83.7%

(1)  This table does not include Stock Options granted previously.

(2)  Number of Securities Underlying Options Granted does not include options granted in 2006.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2005 is provided in the following:  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options Values Table:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

Individual Grants (1)

-------------------------------------------------------------------------------------------------------------------------------

(a)

(b)

(c)

(d)

(e)

Name

Number of

Value

Number of

Value of

Shares

Realized

Securities

Unexercised

Acquired

$ on

Underlying

in-the-money

Exercise

Unexercised

options at Fy-End

Options at Fy-End

(#)Exercisable/

($)Exercisable/

Unexercisable  (1)

Unexercisable (2

-------------------------------------------------------------------------------------------------------------------------------

Frank Simola

695,879

 0(3)

1,548,524/0

$0/$0

Joseph C. Cahill

0

0

475,000/0

$0/$0

Robert W. Yoho

0

0

450,000/0

$15,000/$0

Grayling Hofer

0

0

355,000/0

$0/$0

Dean Calton

0

0

500,000/0

$40,000/$0

__________________

(1)   Number of Securities Underlying Unexercised Options at Fy-End (#)Exercisable/ Unexercisable do not include options granted in 2006.

(2)   Valued at the market closing price of $0.70 per share on December 30, 2005.

(3)   Mr. Simola paid $422,939.50, the full exercise price, for the 695,879 options exercised during 2005.

The Corporation does not currently have a Long Term Incentive Plan ("LTIP")

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005 the Board of Directors held eight (8) meetings.  All directors attended the meetings either physically or via teleconference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Management reviews and approves audit and permissible non-audit services performed by Williams & Webster, P.S. as well as the fees charged by Williams & Webster, P.S. for such services. In its review of non-audit service fees and its appointment of Williams & Webster, P.S. as the Company's independent accountants, the Board of Directors considered whether the provision of such services is compatible with maintaining Williams & Webster, P.S. independence. All of the services provided and fees charged by Williams & Webster, P.S. in 2005 were pre-approved by Management.

Audit Fees: The aggregate fees billed by Williams & Webster, P.S. for professional services for the audit of the annual financial statements of the Company and the reviews of the financial statements included in the Company's quarterly report on Form 10-QSB for 2005 and 2004 were approximately $80,000 and $76,000, respectively, net of expenses.

Audit-Related Fees:  There were no other fees billed by Williams & Webster, P.S during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees", above.

Financial Information Systems Design and Implementation Fees:  There were no fees billed by Williams & Webster, P.S during the last two fiscal years for professional services rendered by Williams & Webster, P.S. for tax compliance for 2005 and 2004.

All Other Fees: There were no fees billed by Williams & Webster, P.S. during 2004 and 2003 for any other products and services provided by Williams & Webster.

COMMITTEES

There are no Compensation, Audit or Nominating Committees.  The entire Board of Directors serves in each named capacity. No formal nominating committee has been formed since the Board of Directors believes that: (i) at its current stage of development the attraction of other individuals to serve without insurance and other benefits; and (ii)  the Company is still in it’s formative stage, and therefore relies on the vision and leadership of it’s President to develop the Company. The Company is not subject to any listing requirements of Nasdaq Stock Market (“Nasdaq”) or the  New York Stock Exchange requiring corporate governance policies, such as a lead independent director, minimum qualification or skill requirements.  All Directors participate in the consideration of Director nominees.

RELATED PARTY TRANSACTIONS

The Corporation has received funding on several occasions from Simco Group, Inc., a separate legal entity wholly owned by the Corporation's Chairman and Chief Executive Officer.  Simco Group has financed the Corporation on several occasions since the Corporation's inception. At the year ended December 31, 2005 the loan outstanding and due was $988,596.52.

COMPENSATION OF DIRECTORS

Compensation is limited to 2,500 common shares annually, paid in restricted stock for director services rendered the Company.  No director compensation was paid in 2005, 2004 and 2003. There are currently no other compensation arrangements for the Corporation’s directors.  Directors are not compensated for out-of-pocket expenses incurred in connection with the directors duties associated with the Corporation's business.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers, and persons owning more than ten percent of a registered class of the Corporation's securities to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Corporation. Officers, directors, and greater- than- ten percent shareholders are required by Securities and Exchange Commission's regulations to identify in this Proxy Statement any person subject to this requirement who failed to file any such report on a timely basis. Based on the Company’s review of the reports it has received and representations received from reporting persons, the Company believes that due to administrative oversight that with respect to transactions during 2005, the following were late filings with respect to the following directors, officers and 10% shareholders: Francis L. Simola, (relating to two acquisition transactions)  Grayling Hofer (relating to one acquisition transactions), and Joseph  C. Cahill (relating to one acquisition transactions) related to Form 4 filings due on December 17, 2005 and January 2, 2006. The Company filed the appropriate Form 4’s for F. Simola, G. Hofer, and J. Cahill and Form 5’s for F. Simola, G. Hofer, J. Cahill and H. Sanborn between January 11 and January 17, 2006.  To the Corporation's knowledge, based solely upon information provided to the Company from Reporting Persons and written representations that no other reports were required, the Corporation believes that during the year ended December 31, 2005, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 were satisfied.

There is one individual with beneficial holdings more than 10% of the Company’s stock as March 15, 2006.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for April 26, 2007. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than October 26, 2006. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held.  A copy of the pertinent By-Law provisions is available upon written request to the Secretary of the Corporation.

FORM 10-K

The 2005 Form 10-K is included in the proxy mailing to shareholders of record for this meeting.  Any shareholder of record may obtain a copy of the Corporation's Quarterly Report on Form 10-Q for the quarters ending March 31, 2005, June 30, 2005 and September 30, 2005, without cost, upon written request to the Secretary of the Corporation. The Forms 10-Q are not part of the proxy solicitation material for the Annual Meeting.  Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address:  http://www.sec.gov.

Company information may also be accessed at Corporation's Internet Web Site at http://www.powercold.com.  Information on our website does not form any part of the material for solicitation of proxies.

By Order of the Board of Directors

Date:  March 15, 2006.

Grayling Hofer

Secretary

APPENDIX A

POWERCOLD CORPORATION

2006 Employee Stock Incentive Plan

1.

Purpose. The purpose of this Plan is to promote to the interests of the Company and its stockholders by attracting, retaining, and stimulating the performance of selected employees and advisors, including officers and directors, and giving such employees, management, directors, and advisors the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in this continued success and progress as well as increasing the productivity of those individuals whom the Committee deem to have the potential to contribute to the success of the Company.

2.

Definitions. Unless otherwise indicated, the following words when used herein shall have the following meanings:

a.

"Board of Directors" shall mean the Board of Directors of the Company.

b.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

c.

"Common Stock" shall mean the Company's Common Stock ($0.001 par value) and any share or shares of the Company's stock hereafter issued or issued in substitution for such shares.

d.

"Company" means PowerCold Corporation, a Nevada corporation and shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

e.

"Committee" means the body appointed by the Board of Directors, which shall be comprised in such a manner as to comply with the requirements, if  any, of Rule 16b-3 (or any successor rule) under the Exchange Act  and of Section 162 of the Code.

f.

"Director" shall mean a member of the Board of Directors.

g.

"Employee" shall include the following: any person(s), who is/are employees of the Company, and any officer, director, and advisors (who have provided bona fide services to the Company and which services were not in connection with capital-raising transactions, and do not directly or indirectly promote or maintain a market for the Company’s securities.).of the Company..

h.

"Incentive Stock Option" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

i.

"Nonqualified Stock Option" shall mean any option granted to an eligible employee under the Plan which is not an Incentive Stock Option.

j.

"Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

k.

"Optionee" shall mean any employee who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance or pursuant to a QDRO.

l.

"Stock Appreciation Right" shall mean a right to surrender to the Company all or a portion of an Option, to the extent the Option is then exercisable, and to receive in exchange a payment as provided in Section 6.

m.

"Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 425(f) of the Code.

3.

Administration.

a.

This Plan shall be administered by the Compensation Committee of the Board of Directors or if there is no body appointed by the Board of Directors, then the Board of Directors as a whole (the "Committee"). Except for the terms and conditions explicitly set forth in this Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the award and issuance of  common stock or the grant of options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each grant, the date of grant, the termination of the options, the option term, vesting schedules, and all other terms and conditions thereof. Such authority shall also include the authority in the event of a spin-off or other corporate transaction to permit substitution of an Award granted under the Plan with an award from another company or an award denominated in other than shares of Common Stock. Grants under this Plan to Employees, Directors, Officers, or advisors, need not be identical in any respect, even when made simultaneously. The Committee will also determine and approve the granting of Stock Appreciation Rights to selected eligible individuals and determine whether the grant of options will consist of an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code"), or a Non-Qualified Stock Option, which shall consist of any option granted under this Plan other than an Incentive Stock Option.

b.

Options and Stock Appreciation Rights shall be evidenced by written agreements ("Award Agreements") which shall contain such terms and conditions as may be determined by the Committee. Each agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature.

c.

All decisions made by the Committee pursuant to the provisions of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors shall be final and conclusive. The Committee shall not have the right to cancel outstanding stock options or stock appreciation rights for the purpose of replacing or regranting such options or rights with a purchase price that is less than the purchase price of the original option or right.

d.

Limitation of Liability.  No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties.  The Company shall indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

e.

All or part of any Award shall be subject to conditions and restrictions established by the Committee and set forth in the Award Agreement, which may include, but not be limited to, achievement of Goals over a specified Period, such as earnings or earnings growth; return on equity, assets or investment; revenues; expense control; total shareholder return; cash flow; or assets.  The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on total Company or business unit performance or based on comparative performance with other companies.

f.

The Committee also may require or permit participants to elect to defer the delivery of stock options or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan.  It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code affecting tax deductibility) would operate to disallow a tax deduction by the Company for all or a portion of such payment.  The period of any such delay in payment shall be until the payment or portion thereof, is tax deductible, or such earlier date as the Committee shall determine.

4.

Eligibility and Participation. The group of individuals eligible to receive stock or options and Stock Appreciation Rights shall consist only of those employees who act in the capacity of Employees.

5.

Shares Subject to This Plan.

a.

The stock to be offered under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Section 14 hereof, the aggregate number of shares to be delivered under this Plan shall not exceed 1,275,135 shares.

If an option expires, is surrendered in exchange for another option, or terminates for any reason during the term of this Plan prior to its exercise in full, the shares subject to but not delivered under such option shall be available for options thereafter granted and for replacement options which may be granted in exchange for such surrendered or terminated options. The shares under a related option which are surrendered upon the exercise of a Stock Appreciation Right shall be charged against the aggregate number of shares available which may be delivered under the Plan.

b.

Any shares of common stock delivered upon exercise of a Stock Appreciation Right may be unissued shares or treasury shares, as the Board of Directors may from time to time determine, and shall be charged against the aggregate number of shares of stock available for purposes of this Plan.

6.

Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to eligible individuals who have been or are granted options under this Plan. In exchange for the surrender in whole or in part of the privilege of exercising the related option to purchase shares of the Company's common stock, the granted Stock Appreciation Right shall entitle eligible individuals to payment of an amount equal to the appreciation in value of the surrendered options (the excess of the fair market value of such options at the time of surrender over their aggregate option price). Such payment may be made in cash, check, or in shares of common stock valued at the fair market value as of the date of the surrender, or partly in cash (or check) and partly in shares of common stock, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value which would be payable under granted rights.

The Board may establish an arrangement, to be administered by the Committee, under which eligible individuals may defer such payment to a future date or dates  (including the accrual of interest on deferred amounts), provided that a eligible individual's deferral election under any such arrangement shall be made (a) on or before the date of grant of the Stock Appreciation Rights being surrendered, or (b) subject to approval by the Committee, before the date on which the eligible individuals  becomes vested in the Stock Appreciation Rights being surrendered.

7.

Incentive Stock Options.

a.

An option designated by the Committee as an "Incentive Stock Option" is intended to qualify as an "Incentive Stock Option" within the meaning of Subsection (b) of Section 422 of the Code.

b.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options (determined without regard to this paragraph b.) are exercisable for the first time by the grantee during any calendar year (under this Plan and all other Incentive Stock Option Plans of the Company and its subsidiaries) exceed $100,000, such options shall be treated as Non-Qualified Options and not qualify as incentive Stock Options.

c.

Should Section 422 of the Code, or regulations or pronouncements thereunder, be modified during the term of this Plan, this Plan and any outstanding options may be amended to conform to such modification, if approved by the Board of Directors, upon recommendation by the Committee.

d.

For purposes of this Plan, fair market value shall be determined under the applicable method provided by Regulations under Section 2031 of the Code.

e.

In the case of an ISO: (a) granted to an employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; (b) granted to any other employee, the per share exercise price shall be no less that 100% of the Fair Market Value per share on the date of grant.

f.

In the case of an ISO granted to an employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, such ISO may not be exercised after the expiration of five (5) years from the date the ISO is granted.

g.

Disqualifying Disposition. If stock acquired upon exercise of an Incentive Stock Option is disposed of by an optionee prior to the expiration of either two years from the date of grant of such option, one year from the transfer of shares to the optionee pursuant to the exercise of such option or in any other disqualifying disposition, within the meaning of Section 422 of the code, such optionee shall notify the Corporation in writing of the date and terms of such disposition.  A disqualifying disposition by an optionee shall not affect the status of any other incentive stock option granted under the Plan.

8.

Term of Option Period. The term during which options and Stock Appreciation Rights may be granted under this Plan shall expire as set in the discretion of the Committee, and the option period during which each option and Stock Appreciation Right may be exercised shall, subject to the provisions of Section 12 hereof, be such period as determined by the Committee, expiring not later than the tenth anniversary of the grant date for an Incentive Stock Option, and no later than the expiration date of the related option for any Stock Appreciation Right, as may be determined by the Committee.

9.

Common Stock Awards

9.1  Grant of Awards. Subject to the provisions of the Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (i) grant Awards pursuant to the Plan, (ii) determine the number of shares of Common Stock subject to each Award ("Award Shares"), (iii) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid for such Common Stock; (iv) establish and modify performance criteria for Awards, and (v) make all of the determinations necessary or advisable with respect to Awards under the Plan.  Each award under the Plan shall consist of a grant of shares of Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the award is granted and ending on such date as the Board or Committee shall determine ("Restriction Period").  The Board or Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance, or other criteria or upon the occurrence of such events as the Board or Committee shall determine, and for the early expiration of the Restriction Period upon a Participant’s death, Disability or Retirement, or following a Change of Control,.

9.2  Incentive Agreements. Each Award granted under the Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Board or Committee and executed by the Company and the Participant to whom the Award is granted.  Each Incentive Agreement shall be subject to the terms and conditions of the Plan and other such terms and conditions as the Board or Committee may specify.

9.3

Waiver of Restrictions. The Board or Committee may modify or amend any Award under the Plan or waive any restrictions or conditions applicable to such Awards; provided, however, that the Board or Committee may not undertake any such modifications, amendments or waivers if the effect thereof adversely affects the rights of any Employee without his or her consent.

9.4

Terms and Conditions of Awards.

9.4.1  Upon receipt of an Award of shares of Common Stock under the Plan, even during a Restriction Period, a Participant shall be the holder of record of the shares and shall have all the rights of a shareholder with respect to such shares, subject to the terms and conditions of the Plan and the Award.

9.4.2  Except as otherwise provided in this paragraph 9.4, no shares of Common Stock received pursuant to the Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares.  Any purported disposition of such Common Stock in violation of this paragraph 9.4.2 shall be null and void.

10.

Option Price. Except as set forth in section 7 herein, the price at which shares may be purchased upon exercise of a particular option shall be such price, as may be fixed by the Committee. Notwithstanding any provision to the contrary, no stock options shall be issued for an exercise price of less than eighty-five percent of  (whichever is applicable)(i) the average closing bid price for the Common Stock on either the Over-the-Counter Bulletin Board (“OTCBB”) or the “Pink Sheets” (wherever the Company is then trading) for the twenty (20) days prior to five business days prior to the grant of the stock options; (ii) the highest price at which Common Stock has been  sold within 90 days of grant or, (iii) if no Common Stock has been sold within 90 days of grant, then the last offering price in any sale of Common Stock (if the Company’s stock is not then traded).

11.

Stock as Form of Exercise Payment; Cashless Exercise.

a.

An eligible individuals who owns shares of Company common stock may use the previously acquired shares, value to be determined as the fair market value, as a form of payment to exercise stock options under this Plan. However, the Committee, in its discretion, may restrict or rescind this right upon notification to the employee-participants in this Plan. An option may be exercised with stock only by delivering whole shares of Company stock having a fair market value equal to or less than the exercise price. If an option is exercised by delivery of stock having a fair market value less then the exercise price, the shortfall must be made up in cash.

b.

Payment may also be made by surrendering to the Company a portion of a particular grant and receiving from the Company in whole shares the difference between the total shares of the option grant and the number of whole option shares surrendered. The number of whole option shares required to be surrendered by an optionee shall be the number of whole option shares that is equal to or less then the result of dividing the total exercise price of the options being exercised by the fair market value of one share of common stock. If the whole number of option shares surrendered is less than the total exercise price of the grant, the shortfall must be made up in cash.

c.

The delivery of a properly executed notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of an option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

d.

Any combination of the foregoing methods.

e.

Such other consideration and methods as are permitted by applicable laws.

If the Fair Market Value of the number of whole shares transferred or the number of whole option shares surrendered is less than the total exercise price of the option, the shortfall must be made up in cash.

12.

Vesting; Exercise of Options and Rights.

a.

Subject to the provisions of paragraph g. herein, an option shall vest and become nonforfeitable and exercisable, pursuant to such vesting schedules as determined by the Committee, but in no event later than 5 years from the date of grant. Employees shall be credited with prior years of service for purposes of any vesting schedules.

b.

Each option and Stock Appreciation Right granted shall be exercisable in whole or  in part at any time or from time to time during the option period as the Committee may determine, provided that the election to exercise an option or Stock Appreciation Right shall be made in accordance with applicable Federal laws and regulations, and further provided that each option shall contain a provision that will prevent exercise of the option unless the optionee remains in the employ of the Company or its subsidiary at least one year after the granting of the option. However, the Committee may in its discretion accelerate the vesting schedule of any option at any time.

c.

No option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of a Stock Appreciation Right, no fractional shares shall be issued; however, a fractional Stock Appreciation Right may be exercised for cash.

d.

As a condition to the exercise of a Non-Qualified Stock Option or Stock Appreciation Right, grantees shall make such arrangements as the Committee may require for the satisfaction of any federal, state, or local withholding tax obligations that my arise in connection with such exercise.

e.

No shares shall be delivered pursuant to the exercise of any option or Stock Appreciation Right, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto and until, in the case of the exercise of an option, payment in full of the option price thereof or stock as a form of payment as provided in Section 10 hereof is received by the Company in cash (or check) or stock. No holder of an option or Stock Appreciation Right, or his/her legal representative, legatee, or distributee, shall be or be deemed to be a holder of any shares subject to such option or Stock Appreciation Right unless and until he/she has received a certificate or certificates therefor.

f.

Notwithstanding any vesting requirements contained in any Option, all outstanding Options shall become immediately exercisable (1) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (2) at such time as a third person, including a "group" as defined in Section 13(d) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors of the Company, (3) on the date on which the shareholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

g.

Notwithstanding any other provisions of this Agreement to the contrary, the right of any  Employee to receive any benefits hereunder shall terminate and shall be forever forfeited if such  Employee's employment with the Company is terminated because of his/her fraud, embezzlement, dishonesty, or breach of fiduciary duty. In such an event, all unexercised options shall be deemed null and void. This Section shall be inapplicable to any such termination of employment or status as an advisor or consultant occurring after the Plan has been terminated.

13.

Transferability of Options and Stock Appreciation Rights. The right of any optionee to exercise an option or Stock Appreciation Right granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution or a QDRO.

14.

Termination of Relationship. The terms and conditions under which an option or Stock Appreciation Right may be exercised after the termination of relationship with the Company shall be determined by the Committee.

15.

[Reserved].

16.

Amendment and Discontinuance. The Board of Directors may amend, suspend, or discontinue this Plan, but may not, without the approval of the holders of the Company's common stock, make any amendment thereof which operates: (a) to increase the total number of shares which may be granted under this Plan, (b) to extend the terms of this Plan or the maximum option period provided in Section 8 hereof, (c) to decrease the minimum option price provided in Section 9 hereof, (d) to materially modify the requirements as to eligibility for participation in this Plan, or (e) to materially increase the benefits accruing to participants under this Plan. No amendment to this Plan shall, except with the consent of the Optionee, adversely affect rights under an option previously granted.

17.

Term of Plan. This Plan shall become effective January 30, 2006, subject to the approval by the holders of the Company's common stock within one year of the date of adoption of this Plan.

18.

Investment Representation. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option or Stock Appreciation Right has been given by Optionee is being made for investment only and not for resale or with a view to distribution and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period, shall be a condition precedent to the right to purchase such shares.

19.

Rights as Shareholder and Employee. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares. Neither the Plan, nor the granting of an option or other rights herein, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an employee has a right to continue as an Employee for any period of time or at any particular rate of compensation.

20.

Governing Law. Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Nevada.

21.

Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his own affairs. A Participant, therefore, may sell stock purchased under the Plan at any time he chooses, subject to compliance with any applicable Federal or state securities laws. THE PARTICIPANT ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

22.

Governmental Regulation.  The Company's obligation to sell and deliver shares of the Company's common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

23.

Other Benefit And Compensation Programs. Unless otherwise specifically determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

24.

Unfunded Plan.  Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds.  The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person.  To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall constitute, general unsecured liabilities of the Company and shall not confer upon any Participant any right, title or interest in any assets of the Company.

25.

Arbitration.  Any controversy arising out of, connected to, or relating to any matters herein of the transactions between a eligible individual and Company (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, agents, or promoters of Company, Participant), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State Anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, unjust termination, breach of contract, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the Arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of  Nevada law. Venue for any arbitration proceedings shall be Philadelphia, Pennsylvania. In the event of such a dispute, each party to the conflict shall select an arbitrator, which shall constitute the three person arbitration board.  The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties.